Table of Contents

Exhibit 10.17

SUPPLEMENTAL AGREEMENT NO. 13

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 17 day of December 2007, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

     WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft, and

     WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

     WHEREAS, Boeing and Buyer have agreed to Buyer's decision to exercise its remaining thirty four (34) Purchase Rights to become firmly contracted Aircraft as well as to make the firm purchase of six (6) additional Aircraft, and

     WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to accelerate one (1) January 2008 delivery to become an additional December 2007 delivery,

     WHEREAS, Boeing and Buyer have also agreed to amend the Agreernent to incorporate certain other changes as may be described herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA2910	GOT
SA-13

1.      Table of Contents.

        Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 13 (SA-13) into the Purchase Agreement.

2.      Tables.

        2.1 Remove and replace Table 1, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 1 (attached hereto) to reflect Buyer and Boeing agreement to accelerate the delivery of one (1) January 2008 aircraft to now become an additional December 2007 aircraft.

        2.2 Add the new Table 5, Aircraft Delivery, Description, Price, and Advance Payments, (attached hereto) in order to incorporate Buyer's exercise.of thirty four (34) Purchase Rights to now become firmly contracted aircraft with a July 2007 pricing base.

        2.3 Add the new Table 6, Aircraft Delivery, Description, Price, and Advance Payments, (attached hereto) in order to incorporate Buyer's decision to make firm purchase of six (6) additional aircraft with a July 2007 pricing base.

3.     Exhibits.

        Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the Boeing on-dock BFE dates for the addition of the thirty four (34) Table 5 aircraft and the six (6) Table 6 aircraft.

4.     Letter Agreements.

        4.1 Remove and replace page 1, page 2, and Attachment A, to Letter Agreement No. 6-1162-DME-0706R4, Purchase Rights, with a new page 1, page 2, and Attachment A (attached hereto) to now reflect the exercise of thirty four (34) purchase rights to become firmly contracted aircraft under this SA-13 and the addition of forty (40) new additional purchase rights.

        4.2 Remove and replace page 2 and page 3 of the Letter Agreement no. 6-1162-DME-0707R1, Advance Payment Matters, with the new page 2 and page 3 (attached hereto) in order to incorporate changes to terms and conditions regarding the advance payment cap amount.

        4.3 Remove and replace Letter Agreement no. 6-1162-DME-0824R1, Special Matters, in its entirety, and replace it with the new letter agreement no. 6-1162-DME-0824R2, Special Matters, (attached hereto) to incorporate the business considerations associated with the Table 5 and Table 6 aircraft.

PA2910	GOT
SA-13

        4.4 Add the new Letter Agreement No. 6-1162-DME-1104, Banded Fixed Escalation Program, with a 01 April 2008 decision timing for Buyer to provide Boeing with written notification regarding the applicability of the terms and conditions of this letter agreement to be (i) Table 5 and Table 6 aircraft only or (ii) all aircraft in the entire Purchase Agreement No. 2910.

        4.5 Add the new Letter Agreement No. 6-1162-DME-1106, Aircraft Model Substitution, with its limited applicability to the Table 4, Table 5, and Table 6 aircraft.

        4.6 Add the new Letter Agreement No. 6-1162-DME-1106, Promotional Support Agreement – Varig, in order to provide the described Boeing support of Customer's new subsidiary operation.

______________________________________________________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By	/s/

Its	Attorney-In-Fact

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

PA2910	GOT
SA-13

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-12
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-10
5.	Aircraft Information Table 5 (Block 5 aircraft)	SA-13
6.	Aircraft Information Table 6 (Block 6 aircraft)	SA-13

EXHIBIT

A.	Aircraft Configuration	SA-5
A2.	Aircraft Configuration	SA-10
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5

BFE1.	BFE Variables	SA-13

CS1.	Customer SupportVariables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1 .	Service Life Policy Cornponents

PA2910	GOT
SA-13

LETTER AGREEMENTS		SUPPLEMENTAL AGREEMENT NUMBER

2910-01	Customer Software
2910-02	Spares - Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning

6-1162-DME-0706R4	Purchase Rights	SA-13
6-1162-DME-0707R1	Advance Payment Matters	SA-13
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters	SA-13
6-1162-DME-0825	Market Risk - Escalation	SA-10
6-1162-DME-0841	Certain 2006 Aircraft Deliveries - Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162-DME-1104	Banded Fixed Escalation Program	SA-13
6-1162-DME-1106	Aircraft Model Substitution	SA-13
6-1162-DME-1107	Promotional Support Agreement - Varig	SA-13

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007

P.A. No. 2910	GOT
SA-13

6-1162-DME-0824R2

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Special Matters

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 1 through Table 6 Aircraft. All below described business considerations that are subject to escalation (STE) are each limited to the terms and conditions described in Letter Agreement No. 6-1162-DME-0825 and 6-1162-DME-1104 as each may apply to specific aircraft. All terms used but not defined in this Letter Agreement have the same meaning as in-the Purchase Agreement.

1.      Basic Credit Memorandum

(a) The Basic Credit Memoranda associated with the purchase of the Table 1 Aircraft and Table 2 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s), subject to escalation to the time of aircraft delivery.

(b) The Basic Credit Memoranda associated with the purchase of the Table 3 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s), subject to escalation to the time of aircraft delivery.

(e) The Basic Credit Memoranda associated with the purchase of the Table 4 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s), subject to escalation to the time of aircraft delivery.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

(d) The Basic Credit Memoranda associated with the purchase of the Table 5 and Table 6 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s), subject to escalation to the time of aircraft delivery.

(e) Should Customer choose to exercise its substitution rights for a Table 4 model 737-800 Aircraft to become a model 737-700 aircraft, the associated Basic Credit Memorandum applicable to each such Table 4 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

(f) Should Customer choose to exercise its substitution rights for a Table 5 or Table 6 model 737-800 Aircraft to become a model 737-700 aircraft, the associated Basic Credit Memorandum applicable to each such Table 5 or Table 6 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

Such Basic Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

2. Promotional & Communication Support

(a) Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 1 and Table 2 Aircraft, subject to escalation to the time of each aircraft delivery.

(b) Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 and Table 4 Aircraft, subject to escalation to the time of each aircraft delivery.

(c) Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of each aircraft delivery, except as Buyer may choose as described below, in which case this credit memoranda will be in the amount [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of each aircraft delivery.

In response to a direct Buyer request for a timely mechanism by which Boeing could assist in Buyer's near-term promotional activities in support of its new Varig subsidiary, Boeing will provide to Buyer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], fixed amount), in immediately available funds, of the above described

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Table 5 and Table 6 Aircraft. Such immediately available funds, in the total amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is in addition to and will be made available in support of Buyer's Varig promotional support programs as described in the Letter Agreement Nos. 6-1162-DME-0711 and/or 6-1162-DME-1107. Buyer will provide Boeing with written instructions that it wishes to utilize these early use promotional funds on or before 01 July 2008, after which date such early use of these funds will not be available to Buyer and will then only be made available upon delivery of each of the Table 5 and Table 6 Aircraft.

(d) Should Customer choose to exercise its substitution rights for a Table 4 model 737-800 Aircraft to become a model 737-700 aircraft, the promotional and communication support credit memorandum applicable to each such Table 4 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

(e) Should Customer choose to exercise its substitution rights for a Table 5 or Table 6 model 737-800 Aircraft to become a model 737-700 aircraft, the promotional and Communication support credit memorandum applicable to each such Table 5 or Table 6 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per aircraft, subject to escalation to the time of aircraft delivery, and subject to the additional immediate use of funds terms and conditions as described in item (c) above, in which case this credit memoranda will be in the amount [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Substitute Aircraft, subject to escalation to the time of each aircraft delivery.

All such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

3. Customer Support - Training

(a) Boeing will provide Buyer with a special customer support credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 1 and Table 2 Aircraft, subject to escalation to the time of aircraft delivery.

(b) Boeing will provide Buyer with a special customer support credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 and Table 4 Aircraft, subject to escalation to the time of aircraft delivery.

(c) Boeing will provide Buyer with a special customer support credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of aircraft delivery.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

(d) Should Customer choose to exercise its substitution rights for a Table 4 model 737-800 Aircraft to become a model 737-700 aircraft, the special customer support credit memorandum applicable to each such Table 4 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

(e) Should Customer choose to exercise its substitution rights for a Table 5 or Table 6 model 737-800 Aircraft to become a model 737-700 aircraft, the special customer support credit memorandum applicable to each such Table 5 or Table 6 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

Such special Customer Support-Training credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

4. Model 737-800 Performance Improvements

In direct support of Buyer's requirements for improvements to the Model 737-800 performance in specific missions, Boeing will develop, test, certify, and provide, as solely determined by Boeing, all such reasonable performance improvements with the delivery of each aircraft, or as necessary, on a post-delivery basis through a certified modification kit. Such performance improvements will be provided in the form of a priced optional performance feature to the basic aircraft.

(a) Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset this priced optional performance feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 1 and Table 2 Aircraft, subject to escalation to the time of aircraft delivery.

(b) Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset this priced optional performance feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 and Table 4 Aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of aircraft delivery.

(c) Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset this priced optional performance feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of aircraft delivery.

Such model 737-800 Performance Improvement credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

5. Aircraft Market Adjustment

(a) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 1 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 1 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(b) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 2 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 2 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(c) As a special additional incentive to Buyer to take delivery of the Table 2 Aircraft, Boeing will provide a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 2 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 2 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(d) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 3 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(e) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 4 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 4 Aircraft, and exercised Purchase Right Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

(f) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 5 and Table 6 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

6. Special Fleet Volume Acknowledgement

(a) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2004 $’s) per Table 1 and Table 2 Aircraft, subject to escalation to the time of aircraft delivery.

(b) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 Aircraft, subject to escalation to the time of aircraft delivery.

(c) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 4 Aircraft, subject to escalation to the time of aircraft delivery.

(d) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 Aircraft, subject to escalation to the time of aircraft delivery.

(e) Should Customer choose to exercise its substitution rights for a Table 4 model 737-800 Aircraft to become a model 737-700 Aircraft, the Special Fleet volume credit memorandum applicable to each, such Table 4 substitution model 737-700 aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Aircraft, subject to escalation to the time of aircraft delivery.

(f) Should Customer choose to exercise its substitution rights for a Table 5 or Table 6 model 737-800 Aircraft to become a model 737-700 Aircraft, the Special Fleet volume credit memorandum applicable to each such Table 5 or Table 6 substitution model 737-700 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s)) per Aircraft, subject to escalation to the time of aircraft delivery.

Such special fleet volume credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

7. Special Feature - Winglets

(a) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 1 and Table 2 aircraft, subject to escalation to the time of each aircraft delivery.

(b) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 3 aircraft, subject to escalation to the time of each aircraft delivery.

(c) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 4 aircraft, subject to escalation to the time of each aircraft delivery.

(d) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 5 and Table 6 aircraft, subject to escalation to the time of each aircraft delivery.

(e) Should Customer choose to exercise its substitution rights for a Table 4 model 737-800 Aircraft to become a model 737-700 Aircraft, the Special Feature - Winglets credit memorandum applicable to each such Table 4 substitution model 737-700 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per aircraft, subject to escalation to the time of aircraft delivery.

(f) Should Customer choose to exercise its substitution rights for a Table 5 or Table 6 model 737-800 Aircraft to become a model 737-700 Aircraft, the Special Feature - Winglets credit memorandum applicable to each such Table 5 or Table 6 substitution model 737-700 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s)) per aircraft, subject to escalation to the time of aircraft delivery.

Such Special Feature - Winglets credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

8. Special SA-5 Advance Paywent

As a Special Supplemental Agreement No. SA-5 Advance Payment incentive to Buyer, Boeing will provide a fixed value credit memorandum in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per Table 2 aircraft. Such credit memoranda will be provided to Buyer

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

exclusively as a reduction to the one percent (1.0%) advance payment due opon signing of Supplemental Agreement No. SA-5 for the Table 2 aircraft, and is not available to Buyer for any other purpose.

9. Boeing Goods & Services

(a) A special Boeing Goods & Services Credit Memorandum will be provided to Buyer in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s) per Table 4 Aircraft, subject to escalation to the time of Aircraft delivery.

Such special Boeing Goods & Services Credit Memorandum will be issued concurrently with the delivery of each of the Table 4 Aircraft, and may be used for the final delivery purchase payment, but not for advance payments.

(b) Additionally, such special Boeing Goods & Services Credit Memoranda may be made available to Buyer on an advanced basis as early as 30 September 2006, exclusively for the purchase of Boeing goods and services, with a fixed total amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]).

10. Special Fleet Growth Consideration

(a) Boeing will provide Buyer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 4 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s), per Table 4 Aircraft, subject to escalation to the time of aircraft delivery,

(b) Boeing will provide Buyer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 5 and Table 6 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s), per Table 5 and Table 6 Aircraft, subject to escalation to the time of aircraft delivery.

Such Special Fleet Growth Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

11. Special Base Pricing Credit Memorandum

As a special Buyer accommodation to assist in offsetting the Aircraft base price adjustment from calendar years 2006 to 2007, Boeing will provide Buyer a Special Base Pricing Credit Memoranda associated with the purchase of the Model 737-800 Table 5 and Table 6 Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per each Aircraft, subject to escalation to the time of aircraft delivery.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

Such Credit Memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

12. New Sub-Type Model 737-700 Credit Memorandum

In recognition of Buyer's decision to expand its use of the Boeing aircraft model range, Boeing will provide Buyer a special New Sub-Type Model 737-700 Credit Memorandum associated with the purchase of each Table 5 and Table 6 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s), subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

13. New Customer Credit Memorandum

(a) In support of Buyer's new Varig operational entity, Boeing will provide a special Model 737-700 Credit Memorandum associated with the purchase of each Table 4 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s), subject to escalation to the time of aircraft delivery.

(b) In support of Buyer's new Varig operational entity, Boeing will provide a special Model 737-700 Credit Memorandum associated with the purchase of each Table 5 and Table 6 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s), subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Block 4 substitute aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

14. Special Boeing Allowance-CFM

(a) The current agreement between Boeing and CFM expires with Buyer's exercise of its remaining thirty four (34) purchase rights. In that the reference Proposal offers Buyer an additional forty (40) model 737-800 aircraft, Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable only to the Table 6 model 737-800 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s) per Table 6 Model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

(b) The current agreement between Boeing and CFM does not address model 737-700 aircraft that have been previously contracted as model 737-800 Aircraft. Therefore, should Buyer choose to substitute a model 737-700 aircraft for a Table 4 aircraft, Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable for each such Table 4 Substitute Aircraft, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2006 $’s), per Table 4 Substitute Aircraft, subject to escalation to the time of aircraft delivery.

(c) The current agreement between Boeing and CFM does not address model 737-700 Substitution Aircraft regarding the remaining thirty four (34) purchase rights. Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable only to the Table 6 Substitute Aircraft that Buyer chooses to exercise as Substitute Model 737-700 Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in July 2007 $’s), per Table 6 Substitute Aircraft, subject to escalation to the time of aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

15. New Customer Subsidiary — Varig Livery

As a form of special recognition of Customer's purchase and operation of its new subsidiary, Boeing will provide the standard level of requisite non-recurring Boeing support, at no-charge to Customer, with regard to the delivery of Customer's designated aircraft in the Varig paint livery.

16. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

17. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2910	GOT
SA-13

GAC Inc.
Letter Agreement No. 6-1162-DME.0524R2

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/

Its	Attoney-In-Fact

ACCEPTED AND AGREED TO this

Date: 17 December, 2007

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

P.A. No. 2910	GOT
SA-13

6-1162-DME-1104

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Banded Fixed Escalation Program

Rererence:	Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplernents the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definitions.

"Escalation Notice" means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

"Program Aircraft" means each Aircraft specified in Article 2 of this Letter Agreement.

2. Applicability.

     Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each of the Table 5 and Table 6 Aircraft shall be determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement, subject to the following consideration:

     (i) Customer may choose, and notify Boeing by written notice not later than 01 ApriI 2008, to include all of the Aircraft specified in Table 5 and Table 6 of the Purchase Agreement to become Program Aircraft under the terms of this Letter Agreement, or

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

     (ii) Customer may choose, and notify Boeing by written notice not later than 01 April 2008, to include all of the Aircraft specified in Table 1 through Table 6 of the Purchase Agreement to become Progam Aircraft under the temas of this Letter Agreement.

3. Escalation Forecast.

     Boeing will release an escalation forecast in February and August of each year based on Boeing's then current standard CPI escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. Greater than 3.5% Cumulative Annual Escalation.

     4.1 If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds the cumulative annual 3.5% escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall, in Boeing's sole discretion, either:

        4.1.1 limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to 3% cumulative annual escalation as set forth in Attachment B; or

        4.1.2 provide Customer with the option of either: (i) paying the escalation rate specified by Boeing in its Escalation Notice; or (ii) terminating the Purchase Agreement with respect to the particular Program Aircraft.

     4.2 Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2(i) or 4.1.2(ii) above within seven days of its rcceipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 4.1.2(ii) above, then: (i) Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Program Aircraft, and (ii) Customer shall be liable for any and all termination costs levied by the engine manufacturer for such termination.

     4.3 Within 30 days of Boeing's receipt of Customer's termination notice for any such terminated Program Aircraft, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

     4.4 Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

5. Equal to or Less than 3.5% Cumulative Annual Escalation.

     If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that is equal to or less than the 3.5% cumulative annual escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft shall be calculated as follows:

     5.1 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate of less than 2.5% cumulative annual escalation as set forth in Attachment B for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

     5.2 If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate equal to or exceeding the 2.5% cumulative annual escalation factor as set forth in Attachment B for such Program Aircraft, then the escalation rate applicable to the Airframe Price and Optional Features Prices for such Program Aircraft shall be the 3.0% cumulative annual escalation as set forth in Attachment B.

6. Applicability to Other Financial Consideration.

     The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

7.Confidential Treatment.

Customer and Boeing each understands that certain comercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

 ACCEPTED AND AGREED TO this
 Date:17 December, 2007

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug. 2008	February 2010 through July 2010	15 Oct. 2008
Feb. 2009	August 2010 through January 2011	15 Apr. 2009
Aug. 2009	February 2011 through July 2011	15 Oct. 2009
Feb. 2010	August 2011 through January 2012	15 Apr. 2010
Aug. 2010	February 2012 through July 2012	15 Oct. 2010
Feb. 2011	August 2012 through January 2013	15 Apr. 2011
Aug. 2011	February 2013 through July 2013	15 Oct. 2011
Feb. 2012	August 2013 through January 2014	15 Apr. 2012
Aug. 2012	February 2014 through July 2014	15 Oct. 2012
Feb. 2013	August 2014 through January 2015	15 Apr. 2013
Aug. 2013	February 2015 through July 2015	15 Oct. 2013
Feb. 2014	August 2015 through January 2016	15 Apr. 2014
Aug. 2014	February 2016 through July 2016	15 Oct. 2014
Feb. 2015	August 2016 through January 2017	15 Apr. 2015
Aug. 2015	February 2017 through July 2017	15 Oct. 2015
Feb. 2016	August 2017 through January 2018	15 Apr. 2016
Aug. 2016	February 2018 through July 2018	15 Oct. 2016

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

ATTACHMENT B

Escalation Factors - July 2007 Base Year

Delivery Date	3.5% Escalation Factor	3.0% Escalation Factor	2.5% Escalation Factor

Jul-07	1.0000	1.0000	1.0000
Aug-07	1.0029	1.0025	1.0021
Sep-07	1.0058	1.0050	1.0042
Oct-07	1.0088	1.0075	1.0063
Nov-07	1.0117	1.0100	1.0083
Dec-07	1.0146	1.0125	1.0104
Jan-08	1.0175	1.0150	1.0125
Feb-08	1.0204	1.0175	1.0146
Mar-08	1.0233	1.0200	1.0167
Apr-08	1.0263	1.0225	1.0188
May-08	1.0292	1.0250	1.0208
Jun-08	1.0321	1.0275	1.0229
Jul-08	1.0350	1.0300	1.0250
Aug-08	1.0380	1.0326	1.0271
Sep-08	1.0410	1.0352	1.0293
Oct-08	1.0441	1.0377	1.0314
Nov-08	1.0471	1.0403	1.0335
Dec-08	1.0501	1.0429	1.0357
Jan-09	1.0531	1.0455	1.0378
Feb-09	1.0561	1.0480	1.0399
Mar-09	1.0592	1.0506	1.0421
Apr-09	1.0622	1.0532	1.0442
May-09	1.0652	1.0558	1.0464
Jun-09	1.0682	1.0583	1.0485
Jul-09	1.0712	1.0609	1.0506
Aug-09	1.0743	1.0636	1.0528
Sep-09	1.0774	1.0663	1.0550
Oct-09	1.0806	1.0688	1.0572
Nov-09	1.0837	1.0715	1.0593
Dec-09	1.0869	1.0742	1.0616
Jan-10	1.0900	1.0769	1.0637
Feb-10	1.0931	1.0794	1.0659
Mar-10	1.0963	1.0821	1.0682
Apr-10	1.0994	1.0848	1.0703
May-10	1.1025	1.0875	1.0726

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

Delivery Date	3.5% Escalation Factor	3.0% Escalation Factor	2.5% Escalation Factor
Jun-10	1.1056	1.0900	1.0747
Jul-10	1.1087	1.0927	1.0769
Aug-10	1.1119	1.0955	1.0791
Sep-10	1.1151	1.0983	1.0814
Oct-10	1.1184	1.1009	1.0836
Nov-10	1.1216	1.1036	1.0858
Dec-10	1.1249	1.1064	1.0881
Jan-11	1.1282	1.1092	1.0903
Feb-11	1.1314	1.1118	1.0925
Mar-11	1.1347	1.1146	1.0949
Apr-11	1.1379	1.1173	1.0971
May-11	1.1411	1.1201	1.0994
Jun-11	1.1443	1.1227	1.1016
Jul-11	1.1475	1.1255	1.1038
Aug-11	1.1508	1.1284	1.1061
Sep-11	1.1541	1.1312	1.1084
Oct-11	1.1575	1.1339	1.1107
Nov-11	1.1609	1.1367	1.1129
Dec-11	1.1643	1.1396	1.1153
Jan-12	1.1677	1.1425	1.1176
Feb-12	1.1710	1.1452	1.1198
Mar-12	1.1744	1.1480	1.1223
Apr-12	1.1777	1.1508	1.1245
May-12	1.1810	1.1537	1.1269
Jun-12	1.1844	1.1564	1.1291
Jul-12	1.1877	1.1593	1.1314
Aug-12	1.1911	1.1623	1.1338
Sep-12	1.1945	1.1651	1.1361
Oct-12	1.1980	1.1679	1.1385
Nov-12	1.2015	1.1708	1.1407
Dec-12	1.2051	1.1738	1.1432
Jan-13	1.2086	1.1768	1.1455
Feb-13	1.2120	1.1796	1.1478
Mar-13	1.2155	1.1824	1.1504
Apr-13	1.2189	1.1853	1.1526
May-13	1.2223	1.1883	1.1551
Jun-13	1.2259	1.1911	1.1573
Jul-13	1.2293	1.1941	1.1597

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

Aug-13	1.2328	1.1972	1.1621
Sep-13	1.2363	1.2001	1.1645
Delivery Date	3.5% Escalation Factor	3.0% Escalation Factor	2.5% Escalation Factor
Oct-13	1.2399	1.2029	1.1670
Nov-13	1.2436	1.2059	1.1692
Dec-13	1.2473	1.2090	1.1718
Jan-14	1.2509	1.2121	1.1741
Feb-14	1.2544	1.2150	1.1765
Mar-14	1.2580	1.2179	1.1792
Apr-14	1.2616	1.2209	1.1814
May-14	1.2651	1.2239	1.1840
Jun-14	1.2688	1.2268	1.1862
Jul-14	1.2723	1.2299	1.1887
Aug-14	1.2759	1.2331	1.1912
Sep-14	1.2796	1.2361	1.1936
Oct-14	1.2833	1.2390	1.1962
Nov-14	1.2871	1.2421	1.1984
Dec-14	1.2910	1.2453	1.2011
Jan-15	1.2947	1.2485	1.2035
Feb-15	1.2983	1.2515	1.2059
Mar-15	1.3020	1.2544	1.2087
Apr-15	1.3058	1.2575	1.2109
May-15	1.3094	1.2606	1.2136
Jun-15	1.3132	1.2636	1.2159
Jul-15	1.3168	1.2668	1.2184
Aug-15	1.3206	1.2701	1.2210
Sep-15	1.3244	1.2732	1.2234
Oct-15	1.3282	1.2762	1.2261
Nov-15	1.3321	1.2794	1.2284
Dec-15	1.3362	1.2827	1.2311
Jan-16	1.3400	1.2860	1.2336
Feb-16	1.3437	1.2890	1.2360
Mar-16	1.3476	1.2920	1.2389
Apr-16	1.3515	1.2952	1.2412
May-16	1.3552	1.2984	1.2439
Jun-16	1.3592	1.3015	1.2463
Jul-16	1.3629	1.3048	1.2489
Aug-16	1.3668	1.3082	1.2515
Sep-16	1.3708	1.3114	1.2540
Oct-16	1.3747	1.3145	1.2568

PA2910	SA-13

6-1162-DME-1104
GAC Inc.

Nov-16	1.3787	1.3178	1.2591
Dec-16	1.3830	1.3212	1.2619
Delivery Date	3.5% Escalation Factor	3.0% Escalation Factor	2.5% Escalation Factor
Jan-17	1.3869	1.3246	1.2644
Feb-17	1.3907	1.3277	1.2669
Mar-17	1.3948	1.3308	1.2699
Apr-17	1.3988	1.3341	1.2722
May-17	1.4026	1.3374	1.2750
Jun-17	1.4068	1.3405	1.2775
Jul-17	1.4106	1.3439	1.2801
Aug-17	1.4146	1.3474	1.2828
Sep-17	1.4188	1.3507	1.2854
Oct-17	1.4228	1.3539	1.2882
Nov-17	1.4270	1.3573	1.2906
Dec-17	1.4314	1.3608	1.2934
Jan-18	1.4354	1.3643	1.2960
Feb-18	1.4394	1.3675	1.2986
Mar-18	1.4436	1.3707	1.3016
Apr-18	1.4478	1.3741	1.3040
May-18	1.4517	1.3775	1.3069
Jun-18	1.4560	1.3807	1.3094
Jul-18	1.4600	1.3842	1.3121
Aug-18	1.4641	1.3878	1.3149
Sep-18	1.4685	1.3912	1.3175
Oct-18	1.4726	1.3945	1.3204
Nov-18	1.4769	1.3980	1.3229
Dec-18	1.4815	1.4016	1.3257

PA2910	SA-13

6-1162-DME-1106

GAC Inc.
Rua Gomes de Carvalho, 1629
S'ao Paulo SP Brazil
04547-006

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-700 aircraft (Substitute Aircraft) in place or any of the Block 4 (Table 4), Block 5 (Table 5) and Block 6 (Table 6) Model 737-800 Aircraft, subject to the following terms and conditions:

1. Customer's Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase or a Substitute Aircraft,

(a) no later than the first day or the month that is 12 months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered Customer, or;

(b) no later than the first day of the month that is 18 months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-1106
GAC Inc.

2. Boeing's Production Capability.

Customer's substitution right is conditioned upon Boeing's having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the rcquired on-dock dates. lf Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an atternate delivery month for Customer's consideration and written acceptance within thirty days of such offer.

3. Definitive Agreement.

Customer's substitution right and Boeing's obligation in this Letter Agreernent are further conditioned upon Customer's and Boeing's executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer's substitution notice to Boeing or of Customer's acceptance of an alternate delivery month in accordance with paragraph 2. above.

4. Price and Advance Payments.

The Airframe Base Price, Optional Features Prices, Engine Price and Aircraft Basic Price will be adjusted to Boeing's and the engine manufacturer's then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing's and the engine manufacturer's then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

If the Advance Payrnent Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer's exercise of the rights of substitution described in this agreement.

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-1106
GAC Inc.

5. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

 ACCEPTED AND AGREED TO this
 Date: ________________________,2007

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-1106
GAC Inc.

5. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

 ACCEPTED AND AGREED TO this
 Date: _______________________,2007

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

P.A. No.2910
SA-13	GOT

6-1162-DME-0707R1

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1. Advance Payment Schedule:

     Notwithstanding the advance payment schedule set forth in Table 1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Aircraft, in accordance with the schedule below described, subject to the terms and conditions further described herein:

Amount Due per Aircraft
Months Prior to Aircraft	(Percent times Advance
Delivery	Payment Base Price)

Definitive Agreement	1.0%
18	5.0%
15	5.0%
12	2.0%
6	2.0%
15.0%

2. Deferral Charges on Deferred Advance Payments:

The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1 of the Purchase Agreement. Accordingly, Customer shall pay deferral

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-0707R1
GAC Inc.

charges to Interest will be calculated and paid on the deferred advance payments. Interest on the deferred advance payments will accrue at an annual rate equal to the 90-day LIBOR rate as published in the Wall Street Journal, U. S. Edition, and reset quarterly, calculated in arrears, plus 2.25%. This deferral charge will be calculated on a 365/366 day year.

Deferral charge payments will be due on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter deferral charge payments shall be further deferred such that all deferral charge payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery. Any remaining unpaid deferral charge payments for such Aircraft are due and payable at the delivery of the designated Aircraft.

3. Re-Scheduling of Aircraft:

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within 5 business days any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, except as provided for in Article 2 of the Purchase Agreement, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and Customer will make immediate payment to Boeing of any amounts due within 5 business days, without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, any accrued but unpaid advance payment deferral charges will be removed and cancelled.

4. Advance Payment Cap.

Boeing agrees, pursuant to the terms described below, to cap the aggregate amount of advance payments to be paid by Customer with respect to the Purchase Agreement at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) (the "Cap Amount"). For clarification purposes, initial proposal, purchase right, or option aircraft deposits are not considered advance

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-0707R1
GAC Inc.

payments for the purposes of this advance payment cap commitment. The Cap Amount applies to all of the Aircraft identified in Table 1 through Table 5 of the Purchase Agreement as of the date of Supplemental Agreement No. 13 (SA-13). Boeing and Customer agree that this Cap Amount may, with mutually agreed adjustment, include future exercised purchase right aircraft under the Purchase Agreement with the further limitation that the Cap Amount may be adjusted by Boeing at such time as the aggregate amount of advance payments held by Boeing does not exceed ten percent (10.0%) of the aggregate advance payment base prices of all Aircraft scheduled for delivery within the following twelve (12) months.

Customer will pay advance payments for aircraft delivering under the Purchase Agreement pursuant to the advance payment schedule described herein until such time as the aggregate amount of advance payments paid to Boeing equals the Cap Amount. Once the Cap Amount has been reached and for as long as it is maintained, Customer may postpone the payment of any additional advance payments owed Boeing pursuant to the advance payment schedule (the Postponed Advance Payments).

Upon delivery of an Aircraft, Boeing will apply to the balance due invoice for such delivering Aircraft the amount of advance payments paid by Customer for the respective delivering Aircraft. This action will, if no other action is taken, cause the aggregate amount of advance payments held by Boeing to decrease and fall below the Cap Amount. Therefore, concurrent with the delivery of each Aircraft, Customer agrees to pay to Boeing the Postponed Advance Payments, in the same order as each advance payment was postponed, until either (i) all Postponed Advance Payments have been paid or (ii) until the aggregate amount of advance payments held by Boeing increases to once again equal the Cap Amount.

5. Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due

P.A. No.2910
SA-13	GOT

Letter Agreement No. 6-1162-DME-0707R1
GAC Inc.

and owing under the Purchase Agreement as of the date of application of such amounts.

6. Confidential Treatment:

The Parties understand that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	19 October 2006

GAC INC.

By	/S/ Henrique Constantino

Its

Witness:

/S/ Fernando Sporleder jr.

P.A. No.2910
SA-13	GOT

6-1162-DME-1107

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Promotional Support Agreement - Varig

Reference:	Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recital.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of Customer's Varig subsidiary aircraft, as more specifically provided below.

Agreement.

1.    Definitions.

1.1 "Covered Aircraft" shall mean those Aircraft delivered under the Purchase Agreement, in Varig livery and configuration, on or after the date of signing of this Letter Agreement.

1.2 "Promotional Support" shall mean marketing and promotion programs in support or the Covered Aircraft such as marketing research, tourisrn development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

PA2910
GOT	SA-13

6-1162-DME-1107
GAC Inc.

1.3 "Commitment Limit" shall have the meaning set forth in Article 2, below.

1.4 "Performance Period" shall mean the period beginning one (1) year before and ending one (1) year after delivery of the first Covered Aircraft.

1.5 "Qualifying Third Party Fees" shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2. Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer’s Varig subsidiary in a value not to exceed $100,000 (One Hundred Thousand Dollars) for the first Covered Aircraft delivered to Customer and not to exceed $50,000 (Fifty Thousand Dollars) per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Commitment Limit).

3. Methods of Performance.

Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1 At Customer's request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Perforrnance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2 Boeing will reimburse fifty percent (50%) of Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than twenty four (24) months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

4. Commencernent Date.

Boeing's obligation to provide Promotional Support will commence with the execution of Supplemental Agreement No. SA-13 becomes firm (not subject to cancellation by either party).

5. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

PA2910
GOT	SA-13

6. Confidentiality.

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the infomation contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any inforrnation contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

 ACCEPTED AND AGREED TO this
 Date:________________________,2007

GAC INC.

By	/s/		/s/
	Henrique Constantino		Constantino de Oliveira Junior Presidente

Its		Its

PA2910
GOT	SA-13

6-1162-DME-0706R4

GAC Inc.
Rua Tamoios, 246
Jardim Aeroporto
Sao Paulo - SP
04630-000 - Brazil

Subject:	Purchase Rights

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terrns used but not defined in this Letter Agreement have the same rneaning as in the Purchase Agreement.

In accommodation of Customer's expressed desires for a high degree of flexibility in its planning for further future aircraft deliveries, Customer and Boeing have reached further agreement regarding certain modifications to the Agreement as set forth below:

1. Purchase Right Aircraft Delivery Timing

Boeing offers Customer forty (40) purchase rights (see Attachment A) under Supplemental Agreement No. SA-13. All purchase rights are offered on a subject-to-availability-of-position (STAP) basis, with delivery of all such purchase right aircraft to occur not later than 31 December of calendar year 2016.

All purchase right aircraft are offered to Customer for exercise as Model737-8EH aircraft with a configuration and detail specification as that described in Exhibit A to the Purchase Agreement, with the exception of any detail special feature changes or model substitution as may be mutually agreed between Customer and Boeing.

P.A. No.2910
SA-13	GOT

GAC INC.
6-1162-DME-0706R4

2

2. Purchase Right Exercise and Business Terms.

Customer may exercise a purchase right by providing Boeing with written notice not later than the first business day of the month that is not less than fifteen (15) months prior to the requested aircraft delivery position(s).

Boeing will, within thirty (30) days of Customer's notice to exercise any such purchase right aircraft, notify Customer of the availability of all such requested delivery positions. Should any such requested delivery position(s) not be unavailable, Boeing will offer Customer altemative delivery positions, and within such thirty (30) day period, Customer and Boeing will amend the Purchase Agreement (with revision to Attachment A) to incorporate the agreed upon exercised purchase rights to now become additionaI firmly contracted aircraft.

Purchase right aircraft are offered to Customer per Boeing's then current year aircraft pricing and escalation terms (without any form of cap) in effect at the time any such purchase right aircraft is exercised. Those business terms described in the reference Purchase Agreement for Table 6 Aircraft will apply to any such exercised model 737-8EH purchase right aircraft delivering before 31 December 2016, subject to Boeing adjustment of the advance payrnent cap level and current CFMI support levels. However, Boeing retains the right to increase the price of the Aircraft to accommodate any mandated government or other changes that may be made necessary for reasons of improving safety-of-flight and/or retention of the aircraft certificate of airworthiness, to include Operator and/or Manufacturer's changes, etc. per the terms of Articles 3.2 and 3.3 of the AGTA.

At the time of Customer's exercise of a purchase right aircraft, such aircraft will then become a firmly contracted Aircraft and will require Customer's payment, within five (5) business days, of any advance payments due at the time of exercise of any such purchase right aircraft, per the terms of the Purchase Agreement and/or Letter Agreement No, 6-1162-DME-0707R1, and as it may be further amended, as well as any further advance payments as may be due per the terms of the advance payment schedule described therein.

3. Firm Aircraft Termination – Excusable Delay.

If any firmly contracted Aircraft are terminated by Boeing from this Purchase Agreement under the terms of ArticIe 7, Excusable Delay, the number of purchase right aircraft available to Customer under this Letter Agreement shall remain unchanged. lf any firm Aircraft are terminated by Customer from this Purchase Agreement under Article 7, for reasons other than a labor strike or labor slowdown, or per the provisions of Articles 7.4 and 7.5 of the AGTA, the number of Purchase Right Aircraft shall then be reduced by the same number as firm Aircraft terminated.

P.A. No.2910
SA-13	GOT

Attachment A to
6-1162-DME-0706R4

Record of Purchase Right Aircraft Exercised

				Remaining
Document	Effective		Aircraft	Un-exercised
Description	Date		Exercised	Aircraft

PA-2910	17 May	2004	0	28

SA-1	16 July	2004	2	26
SA-2	20 January	2005	0	46
SA-2	20 January	2005	4	42
SA-3	07 March	2005	5	37
SA-4	24 March	2005	4	33
SA-5	25 July	2005	30	41
SA-6	26 August	2005	0	41
SA-7	18 November	2005	5	36
SA-8	I7 February	2006	1	35
SA-9	13 March	2006	1	34
SA-10	19 October	2006	20	34
SA-11	24 October	2007	0	34
SA-13	17 December	2007	34	40

P.A. No.2910
SA-13	GOT

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

SupplementaI Exhibit BFE1 to Purchase Agreement Number 2910

P.A. No.2910	BFE1
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.  Supplier Selection.

     Customer will:

     1.1. Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete 2005

Galley Inserts	Complete 2005

Seats (passenger)	Complete 2005

Cabin Systems Equipment	Complete 2005

Miscellaneous Emergency Equipment	Complete 2005

Cargo Handling Systems	****N/A****

P.A. No.2910	BFE1-1
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

2. On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates

June 2006
(Early roll-out to support flight test, r/o 11/7/05)
Aircraft

Seats	4/19/06
Galleys/Furnishings	10/14/05
Miscellaneous Emergency Equipment	10/14/05
* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements.
Estimated deferred on-dock date for floor lighting
2/19/06
Electronics	8/21/05
Textiles/Raw Material	7/11/05
* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock	1/9/06
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

P.A. No.2910	BFE1-2
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2006 (1)	July 2006 (2)
	Aircraft	Aircraft

Seats	5/19/06	5/22/06
Galleys/Furnishings	5/12/06	5/15/06
Miscellaneous Emergency Equipment	5/12/06	5/15/06
Electronics	5/12/06	5/15/06
Textiles/Raw Material	2/8/06	2/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2006 (1)	August 2006 (2)
	Aircraft	Aircraft

Seats	6/21/06	6/22/06
Galleys/Furnishings	6/14/06	6/15/06
Miscellaneous Emergency Equipment	6/14/06	6/15/06
Electronics	4/21/06	4/21/06
Textiles/Raw Material	3/10/06	3/13/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-3
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	September 2006 (1)	September 2006 (2)
	Aircraft	Aircraft

Seats	7/21/06	7/24/06
Galleys/Furnishings	7/14/06	7/17/06
Miscellaneous Emergency Equipment	7/14/06	7/17/06
Electronics	5/21/06	5/24/06
TextiIes/Raw Material	4/7/06	4/10/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	October 2006 (1)	October 2006 (2)
	Aircraft	Aircraft

Seats	8/23/06	8/24/06
GaIleys/ Furnishings	8/16/06	8/17/06
Miscellaneous Emergency Equipment	8/16/06	8/17/06
Electronics	6/23/06	6/24/06
Textiles/Raw Material	5/15/06	5/11/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-4
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2006 (1)	November 2006 (2)
	Aircraft	Aircraft

Seats	9/21/06	9/22/06
Galleys/ Furnishings	9/14/06	9/15/06
Miscellaneous Emergency Equipment	9/14/06	9/15/06
Electronics	7/21/06	7/21/06
Textiles/Raw Material	6/8/06	6/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	March 2007	April 2007
	Aircraft	Aircraft

Seats	1/23/07	2/20/07
Galleys/ Furnishings	1/16/07	2/13/07
Miscellaneous Emergency Equipment	1/16/07	2/13/07
Electronics	11/23/06	1/16/07
Textiles/Raw Material	9/21/06	10/30/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-5
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2007 (1)	July 2007 (2)
	Aircraft	Aircraft

Seats	5/22/07	5/23/07
Galleys/Furnishings	5/15/07	5/16/07
Miscellaneous Emergency Equipment	5/15/07	5/16/07
Electronics	3/22/07	3/23/07
TextiIes/Raw Material	2/8/07	2/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2007 (1)	August 2007 (2)
	Aircraft	Aircraft

Seats	6/21/07	6/22/07
Galleys/Furnishings	6/14/07	6/15/07
Miscellaneous Emergency Equipment	6/14/07	6/15/07
Electronics	4/20/07	4/23/07
Textiles/Raw Material	3/12/07	3/13/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-6
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	PreIirninarv On-Dock Dates

September 2007
Aircraft

Seats	7/21/07
Galleys/Furnishings	7/14/07
Miscellaneous Emergency Equipment	7/14/07
Electronics	5/21/07
Textiles/Raw Material	4/9/07
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates

	October 2007 (1)	October 2007 (2)
	Aircraft	Aircraft

Seats	8/23/07	8/24/07
Galleys/Furnishings	8/16/07	8/17/07
Miscellaneous Emergency Equipment	8/17/07	8/17/07
Electronics	6/22/07	6/25/07
Textiles/Raw Material	5/10/07	5/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-7
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	October 2007 (3)	November 2007 (1)
	Aircraft	Aircraft

Seats	8/27/07	9/21/07
Galleys/Furnishings	8/20/07	9/14/07
Miscellaneous Emergency Equipment	8/20/07	9/14/07
Electronics	6/27/07	7/21/07
Textiles/Raw Material	5/14/07	6/8/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	November 2007 (2)	December 2007 (1)
	Aircraft	Aircraft

Seats	9/24/07	10/23/07
Galleys/Furnishings	9/17/07	10/16/07
Miscellaneous Emergency Equipment	9/17/07	10/16/07
Electronics	7/24/07	8/23/07
Textiles/Raw Material	6/11/07	7/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-8
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	December 2007 (2)	January 2008 (1)
	Aircraft	Aircraft

Seats	10/24/07	11/21/07
Galleys/Furnishings	10/17/07	11/14/07
Miscellaneous Emergency Equipment	10/17/07	11/14/07
Electronics	8/24/07	9/14/07
Textiles/Raw Material	7/12/07	8/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

ltem	Preliminary On-Dock Dates

	January 2008 (2)	April 2008 (1)
	Aircraft	Aircraft

Seats	11/22/07	2/22/08
Galleys/Furnishings	11/15/07	2/15/08
Miscellaneous Emergency Equipment	11/15/07	2/15/08
Electronics	11/15/07	12/21/07
Textiles/Raw Material	8/10/07	10/31/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-9
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	April 2008 (2)	July 2008
	Aircraft	Aircraft

Seats	2/25/08	5/22/08
Galleys/Furnishings	2/18/08	5/15/08
Miscellaneous Emergency Equipment	2/18/08	5/15/08
Electronics	1/2/08	3/21/08
Textiles/Raw Material	11/3/07	2/8/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2008 (1)	August 2008 (2)
	Aircraft	Aircraft

Seats	6/23/08	6/24/08
Galleys/Furnishings	6/16/08	6/17/08
Miscellaneous Emergency Equipment	6/16/08	6/17/08
Electronics	4/23/08	4/24/08
Textiles/Raw Material	3/13/08	3/14/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-10
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

September 2008
Aircraft

Seats	7/23/08
Galleys/Furnishings	7/16/08
Miscellaneous Emergency Equipment	7/16/08
EIectronics	5/23/08
Textiles/Raw Material	4/9/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates

	November 2008 (1)	November 2008 (2)
	Aircraft	Aircraft

Seats	9/22/08	9/23/08
Galleys/Furnishings	9/15/08	9/16/08
Miscellaneous Emergency Equipment	9/15/08	9/16/08
Electronics	7/22/08	7/23/08
Textiles/Raw Material	6/9/08	5/12/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-11
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	February 2009 (1)	February 2009 (2)
	Aircraft	Aircraft

Seats	12/15/08	12/16/08
Galleys/Furnishings	12/8/08	12/9/08
Miscellaneous Ernergency Equipment	12/8/08	12/9/08
Electronics	10/15/08	10/16/08
Textiles/Raw Material	8/29/08	9/2/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

March 2009
Aircraft

Seats	1/22/09
Galleys/Furnishings	1/15/09
Miscellaneous Emergency Equipment	1/15/09
Electronics	11/21/08
Textiles/Raw Material	9/30/08
Cargo Systerns	N/A
Provision Kits	N/A
Radomes	N/A

P.A. No.2910	BFE1-12
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	May 2009	July 2009 (1)
	Aircraft	Aircraft

Seats	3/23/09	5/21/09
Galleys/Furnishings	3/16/09	5/14/09
Miscellaneous Emergency Equipment	3/16/09	5/14/09
Electronics	1/23/09	3/20/09
Textiles/Raw Material	12/2/09	2/5/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	July 2009 (2)	August 2009
	Aircraft	Aircraft

Seats	5/22/09	6/24/09
Galleys/Furnishings	5/15/09	6/17/09
Miscellancous Emergency Equipment	5/15/09	6/17/09
Electronics	3/23/09	6/17/09
Textiles/Raw Material	2/6/09	3/13/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-13
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	September 2009 (1)	September 2009 (2)
	Aircraft	Aircraft

Seats	7/23/09	7/24/09
Galleys/Furnishings	7/16/09	7/17/09
Miscellancous Emergency Equipment	7/16/09	7/17/09
Electronics	5/22/09	5/26/09
TextiIes/Raw Material	4/9/09	4/10/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	October 2009 (1)	October 2009 (2)
	Aircraft	Aircraft

Seats	8/21/09	8/24/09
Galleys/Furnishings	8/14/09	8/17/09
Miscellaneous Emergency Equipment	8/14/09	8/17/09
Electronics	6/22/09	6/23/09
Textiles/Raw Material	5/8/09	5/11/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-14
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2009	December 2009 (1)
	Aircraft	Aircraft

Seats	9/22/09	10/21/09
Galleys/Furnishings	9/15/09	10/14/09
Miscellaneous Emergcncy Equipment	9/15/09	10/14/09
Electronics	7/22/09	8/20/09
Textiles/Raw Material	6/9/09	8/1/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

ltem	Preliminary On-Dock Dates

	December 2009 (2)	December 2009(3)
	Aircraft	Aircraft

Seats	10/22/09	10/23/09
Galleys/Furnishings	10/15/09	10/16/09
Miscellaneous Emergency Equipment	10/15/09	10/16/09
Electronics	8/21/09	8/17/09
Textiles/Raw Material	8/6/09	8/7/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-15
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	January 2010	May 2010 (1)
	Aircraft	Aircraft

Seats	11/18/09	3/23/10
Galleys/Furnishings	11/11/09	3/16/10
Miscellaneous Emergency Equipment	11/11/09	3/16/10
Electronics	9/18/09	1/22/10
Textiles/Raw Material	8/6/09	12/1/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	May 2010 (2)	May 2010 (3)
	Aircraft	Aircraft

Seats	3/24/10	3/25/10
Galleys/Furnishings	3/17/10	3/18/10
Miscellaneous Emergency Equipment	3/17/10	3/18/10
Electronics	1/25/10	1/26/10
Textiles/Raw Material	12/2/09	12/3/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-16
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	June 2010 (1)	June 2010 (2)
	Aircraft	Aircraft

Seats	4/22/10	4/23/10
Galleys/Furnishings	4/15/10	4/16/10
Miscellaneous Emergency Equipment	4/15/10	4/16/10
Electronics	2/22/10	2/23/10
Textiles/Raw Material	1/11/10	1/12/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	June 2010 (3)	July 2010 (1)
	Aircraft	Aircraft

Seats	4/26/10	5/20/10
Galleys/Furnishings	4/19/10	5/13/10
Miscellaneous Emergency Equipment	4/19/10	5/13/10
Electronics	2/26/10	3/19/10
Textiles/Raw Material	1/13/10	2/8/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-17
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2010 (2)	July 2010 (3)
	Aircraft	Aircraft

Seats	5/21/10	5/24/10
Galleys/Furnishings	5/14/10	5/17/10
Miscellaneous Emergency Equipment	5/14/10	5/17/10
Electronics	3/22/10	3/24/10
Textiles/Raw Material	2/9/10	2/10/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2010	September 2010
	Aircraft	Aircraft

Seats	6/22/10	7/22/10
Galleys/Furnishings	6/15/10	7/15/10
Miscellaneous Emergency Equipment	6/15/10	7/15/10
Electronics	4/22/10	5/14/10
Textiles/Raw Material	3/10/10	4/8/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-18
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	October 2010 (1)	October 2010 (2)
	Aircraft	Aircraft

Seats	8/23/10	8/24/10
Galleys/Furnishings	8/16/10	8/17/10
Miscellaneous Emergency Equipment	8/16/10	8/17/10
Electronics	7/23/10	6/24/10
Textiles/Raw Material	5/10/10	5/11/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	November 2010	December 2010
	Aircraft	Aircraft

Seats	9/22/10	10/22/09
Galleys/Furnishings	9/15/10	10/15/09
Miscellaneous Emergency Equipment	9/15/10	10/15/09
Electronics	7/22/10	8/21/09
Textiles/Raw Material	6/9/10	7/6/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-19
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	February 2011	April 2011 (1)
	Aircraft	Aircraft

Seats	12/15/10	2/18/11
Galleys/Furnishings	12/8/10	2/11/11
Miscellaneous Emergency Equipment	12/8/10	2/11/11
Electronics	10/8/10	12/17/10
Textiles/Raw Material	8/31/10	10/27/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	April 2011 (2)	May 2011
	Aircraft	Aircraft

Seats	2/21/11	3/23/11
Galleys/Furnishings	2/14/11	3/16/11
Miscellaneous Emergency Equipment	2/14/11	3/16/11
Electronics	12/21/10	1/24/11
Textiles/Raw Material	10/28/10	12/1/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-20
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	June 2011 (1)	June 2011 (2)
	Aircraft	Aircraft

Seats	4/21/11	4/22/11
Galleys/Furnishings	4/14/11	4/15/11
Miscellaneous Emergency Equipment	4/14/11	4/15/11
Electronics	2/21/11	2/24/11
Textiles/Raw Material	1/10/11	1/11/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2011 (1)	August 2011 (2)
	Aircraft	Aircraft

Seats	6/22/11	6/23/11
Galleys/Furnishings	6/15/11	6/16/11
Miscellaneous Emergency Equipment	6/15/11	6/16/11
Electronics	4/22/11	4/23/11
Textiles/Raw Material	3/10/11	3/11/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-21
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	September 2011	October 2011 (1)
	Aircraft	Aircraft

Seats	7/21/11	8/23/11
Galleys/Furnishings	7/14/11	8/16/11
Miscellaneous Emergency Equipment	7/14/11	8/16/11
Electronics	5/20/11	6/23/11
Textiles/Raw Material	4/7/11	5/10/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	NIA

Item	Preliminary On-Dock Dates

	October 2011 (2)	November 2011
	Aircraft	Aircraft

Seats	8/24/11	9/22/11
Galleys/Furnishings	8/17/11	9/15/11
Miscellaneous Emergency Equipment	8/17/11	9/15/11
Electronics	6/24/11	7/22/11
Textiles/Raw Material	5/11/11	6/9/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-22
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	February 2012	March 2012
	Aircraft	Aircraft

Seats	12/14/11	1/23/12
Galleys/Furnishings	12/7/11	1/16/12
Miscellaneous Emergency Equipment	12/7/11	1/16/12
Electronics	10/14/11	11/21/11
Textiles/Raw Material	8/30/11	10/1/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	April 2012 (1)	April 2012 (2)
	Aircraft	Aircraft

Seats	2/21/12	2/22/12
Galleys/Furnishings	2/14/12	2/15/12
Miscellaneous Emergency Equipment	2/14/12	2/15/12
Electronics	12/21/11	12/22/11
Textiles/Raw Material	10/28/11	10/31/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-23
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	May 2012 (1)	May 2012 (2)
	Aircraft	Aircraft

Seats	3/22/12	3/23/12
Galleys/Furnishings	3/15/12	3/16/12
Miscellaneous Emergency Equipment	3/15/12	3/16/12
Electronics	1/23/12	1/24/12
Textiles/Raw Material	12/1/11	12/2/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	June 2012 (1)	June 2012 (2)
	Aircraft	Aircraft

Seats	4/20/12	4/23/12
Galleys/Furnishings	4/13/12	4/16/12
Miscellaneous Emergency Equipment	4/13/12	4/16/12
Electronics	2/20/12	2/23/12
Textiles/Raw Material	1/10/12	1/11/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-24
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2012	August 2012
	Aircraft	Aircraft

Seats	5/22/12	6/21/12
Galleys/Furnishings	5/15/12	6/14/12
Miscellaneous Emergency Equipment	5/15/12	6/14/12
Electronics	3/22/12	4/20/12
Textiles/Raw Material	2/9/12	3/9/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	September 2012	October 2012
	Aircraft	Aircraft

Seats	7/23/12	8/23/12
Galleys/Furnishings	7/16/12	8/16/12
Miscellaneous Emergency Equipment	7/16/12	8/16/12
Electronics	5/23/12	6/22/12
Textiles/Raw Material	4/9/12	5/10/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-25
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2012	December 2012 (2)
	Aircraft	Aircraft

Seats	9/20/12	10/23/12
Galleys/Furnishings	9/13/12	10/16/12
Miscellaneous Emergency Equipment	9/13/12	10/16/12
Electronics	7/20/12	8/23/12
Textiles/Raw Material	6/7/12	7/11/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	January 2013 (2)	February 2013 (2)
	Aircraft	Aircraft

Seats	11/20/12	12/13/12
Galleys/Furnishings	11/13/12	12/6/12
Miscellaneous Emergency Equipment	11/13/12	12/6/12
Electronics	9/20/12	10/12/12
Textiles/Raw Material	8/8/12	8/29/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-26
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	March 2013 (2)	April 2013
	Aircraft	Aircraft

Seats	1/23/13	2/20/13
Galleys/Furnishings	1/16/13	2/13/13
Miscellaneous Emergency Equipment	1/16/13	2/13/13
Electronics	11/26/12	12/20/12
Textiles/Raw Material	10/1/12	10/29/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	May 2013	June 2013 (2)
	Aircraft	Aircraft

Seats	3/21/13	4/19/13
Galleys/Furnishings	3/14/13	4/12/13
Miscellaneous Emergency Equipment	3/14/13	4/12/13
Electronics	1/21/13	2/20/13
Textiles/Raw Material	11/19/12	1/10/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-27
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2013 (2)	August 2013 (2)
	Aircraft	Aircraft

Seats	5/22/13	6/20/13
Galleys/Furnishings	5/15/13	6/13/13
Miscellaneous Emergency Equipment	5/15/13	6/13/13
Electronics	3/22/13	4/19/13
Textiles/Raw Material	2/8/13	3/8/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	September 2013 (2)	October 2013
	Aircraft	Aircraft

Seats	7/23/13	8/22/13
Galleys/Furnishings	7/16/13	8/15/13
Miscellaneous Emergency Equipment	7/16/13	8/15/13
Electronics	5/23/13	6/21/13
Textiles/Raw Material	4/9/13	5/9/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-28
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2013 (2)	December 2013 (2)
	Aircraft	Aircraft

Seats	9/20/13	10/23/13
Galleys/Furnishings	9/13/13	10/16/13
Miscellaneous Emergency Equipment	9/13/13	10/16/13
Electronics	7/19/13	8/23/13
Textiles/Raw Material	6/7/13	7/11/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	January 2014 (2)	February 2014 (2)
	Aircraft	Aircraft

Seats	11/19/13	12/13/13
Galleys/Furnishings	11/12/13	12/6/13
Miscellaneous Emergency Equipment	11/12/13	12/6/13
Electronics	9/19/13	10/14/13
Textiles/Raw Material	8/7/13	8/29/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-29
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	March 2014 (2)	April 2014
	Aircraft	Aircraft

Seats	1/23/14	2/20/14
Galleys/Furnishings	1/16/14	2/13/14
Miscellaneous Emergency Equipment	1/16/14	2/13/14
Electronics	11/22/13	12/20/13
Textiles/Raw Material	10/1/13	10/29/13
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	May 2014	June 2014
	Aircraft	Aircraft

Seats	3/21/14	4/22/14
Galleys/Furnishings	3/14/14	4/15/14
Miscellaneous Emergency Equipment	3/14/14	4/15/14
Electronics	1/21/14	2/21/14
Textiles/Raw Material	11/27/13	1/9/14
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-30
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2014	August 2014
	Aircraft	Aircraft

Seats	5/21/14	6/20/14
Galleys/Furnishings	5/14/14	6/13/14
Miscellaneous Emergency Equipment	5/14/14	6/13/14
Electronics	3/21/14	4/14/14
Textiles/Raw Material	2/7/14	3/10/14
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	September 2014	October 2014
	Aircraft	Aircraft

Seats	7/23/14	8/21/14
Galleys/Furnishings	7/16/14	8/14/14
Miscellaneous Emergency Equipment	7/16/14	8/14/14
Electronics	5/23/14	6/20/14
Textiles/Raw Material	4/9/14	5/8/14
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

P.A. No.2910	BFE1-31
SA-13		GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

3. Additional Delivery Requirements

Customer will insure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No.2910	BFE1-32
SA-13		GOT

BOEING PROPRIETARY